LORD ABBETT AFFILIATED FUND, INC.

Supplement dated May 14, 2021 to the

Summary Prospectus dated March 1, 2021

Effective May 15, 2021, the following table replaces the table in the subsection under “Management – Portfolio Managers” on page 9 of the summary prospectus:

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Darnell C. Azeez, Managing Director and Portfolio Manager	2019
Marc Pavese, Partner and Director of Quantitative Research	2013
Servesh Tiwari, Portfolio Manager	2019
Ryan C. Howard, Portfolio Manager	2021

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